SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2004

Games, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	000-33345	75-2926440
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

425 Walnut Street, Suite 2300, Cincinnati, Ohio

45202

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:  (513) 381-0777

N/A

(Former name or former address, if changed since last report)

Item 5.

  Other Events

Effective December 31, 2003 the Registrant, Games, Inc., entered into an Asset Purchase, Assignment and License Agreement with Atari, Inc. in which the Registrant agreed to purchase the Internet domain name www.games.com and certain related assets for a total purchase price of $1,125,000 payable $100,000 in cash and $1,025,000 in convertible, redeemable and callable preferred stock.  Title to the domain name and other assets will be conveyed to the Registrant on or before March 31, 2004, upon Atari’s receipt of the cash redemption proceeds from Games, Inc. for the preferred stock portion of the purchase price.

As part of the transaction, Games, Inc. will also be granted digital licenses and sublicenses with respect to certain formats to a number of popular games including MONOPOLY, SCRABBLE, RISK, BATTLESHIP, BOGGLE and YAHTZEE, as well as the classic Atari games.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

3.1	Certificate of Designations of Registrant’s Series AA Redeemable Preferred Stock.

99.1	Registrant’s press release, dated January 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Games, Inc.

By:	/s/ Roger W. Ach II
Name: Roger W. Ach II
Title: Chief Executive Officer
January 13, 2004

Exhibit No. 99.1

GAMES, INC. TO ACQUIRE GAMES.COM ASSETS FROM ATARI, INC.

CINCINNATI, OHIO.  Games, Inc. (OTCBB: “GMSI”) announced today that it has entered into an agreement to purchase from Atari, Inc. or an affiliate thereof the www.Games.com domain name and certain related assets for a purchase price of $1,125,000 payable in cash and convertible, redeemable and callable preferred stock.  The purchase is scheduled to close on or about March 31, 2004 upon Atari’s redemption of the preferred stock.

As part of this transaction, Games, Inc. will also be granted digital licenses and sublicenses with respect to certain formats to a number of popular games including MONOPOLY, SCRABBLE, RISK, BATTLESHIP, BOGGLE and YAHTZEE and the classic Atari games.

Games.com will begin immediately to upgrade graphics, security, chat features and functionality of the www.Games.com site to allow for enhanced play within the current play pattern and to allow for skill-based tournament play for merchandise prizes.  Re-launch of the upgraded site is scheduled for spring 2004.

Roger Ach, Chairman and CEO of Games, Inc. stated:  “We are very excited about the power of these great brands and believe that www.Games.com will become a very significant URL in the market for skill-based tournament play.”

About Games, Inc.

Games, Inc. and its subsidiaries own and operate a compelling collection of online businesses engaged in interactive entertainment, online media and value-added information service providing subscribers with access to entertaining proprietary content via the Internet. The Company and its subsidiaries operate a branded network of web sites targeting three allied areas of interactive entertainment: government sponsored lotteries, Internet games, and digital greetings. In addition, we continue to develop and manage a large opt-in e-mail database.  We currently own and operate leading games and entertainment sites that include:

www.Games.com   www.Lottery.com     www.GameLand.com

              www.SkillMoney.com     www.Cards.com

Safe Harbor

This press release includes statements that constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This information involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. For certain information regarding these risks and uncertainties, reference is made to Games’ Annual Report on Form 10-K/A for the fiscal year ended June 30, 2003 and the Quarterly Report on Form 10-Q for the period ended September 30, 2003.

    Media Relations Contact:

    Investor Relations Contact:

    Sue Craner

    Myles Cairns

    (513) 721-3900

    CFO Games, Inc.

   investorrelations@gamesinc.net

www.gamesinc.net

Exhibit 3.1

CERTIFICATE OF DESIGNATIONS,

PREFERENCES AND RIGHTS

OF SERIES AA

PREFERRED STOCK

OF

GAMES, INC.

Games, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that, pursuant to authority conferred upon the Corporation’s Board of Directors by the Corporation’s Certificate of Incorporation, as amended, and pursuant to Section 151 of Title 8 of the Delaware Code of 1953, as amended, said Board of Directors, by the unanimous written consent of its members dated December 29, 2003, duly filed with the minutes of the Board, adopted a resolution providing for the designations, preferences and relative participating, optional or other rights, and the qualifications, limitations or restrictions, of 30,250 shares of Series AA of the Corporation’s Preferred Stock, the text of which resolution is appended hereto as Exhibit A and made a part hereof.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Carol A. Meinhardt, its Secretary, this 29th day of December 2003.

GAMES, INC.

By:  /s/ Carol A. Meinhardt

Carol A. Meinhardt, Secretary

EXHIBIT A

TEXT OF CERTIFICATE

OF DESIGNATIONS

OF

SERIES AA PREFERRED STOCK

RESOLVED, that pursuant to the authority conferred upon the Board of Directors of Games, Inc., a Delaware corporation (the “Corporation”) by Article Fourth of the Corporation’s Certificate of Incorporation, as amended, the Board of Directors hereby establishes a series of 30,250 shares of the authorized Preferred Stock of the Corporation to be designated as Series AA Convertible Preferred Stock, par value $.001 per share (hereinafter referred to as “Series AA Preferred Stock”), and fixes and determines the rights, preferences, privileges, limitations, restrictions and relative rights of such Series AA Preferred Stock as follows:

1.

Designations and Amount.

There shall be a series of Preferred Stock of the Corporation which shall be designated “Series AA Convertible Preferred Stock”, $.001 par value per share (the “Series AA Preferred Stock”), and the number of shares constituting such series shall be 30,250.

2.

Dividends.  No dividends on the Common Stock shall be paid unless the amount of such dividend on the Common Stock is also paid on the Series AA Preferred Stock on an as-converted to Common Stock basis.  Otherwise, the holders of the Series AA Preferred Stock shall not be entitled to receive dividends.

3.

Liquidation Preference.

(a)

Preference.  In the event of any liquidation, dissolution or winding up of the Corporation, either voluntarily or involuntarily, the holder of each outstanding share of Series AA Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Common Stock of the Corporation, and pari passu with any other outstanding shares of Series A and Series AA Preferred Stock, an amount equal to $100 per share.  If upon such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation are insufficient to provide for the cash payment described above to the holders of Series A and Series AA Preferred Stock, such assets as are available shall be paid ratably to the holders of Series A and Series AA Preferred Stock.

(b)

Reorganization or Merger.  A reorganization or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation shall not be deemed to be a liquidation within the meaning of this Section 3; provided that the holders of Series AA Preferred Stock shall be paid in cash or in securities received from the acquiring corporation or in a combination thereof (such combined consideration to be allocated in the same proportions as the consideration received by the holders of Common Stock in the transaction).  Any such consideration to be delivered to the holders of the Series AA Preferred Stock and Common Stock upon a merger, reorganization or sale of substantially all of the assets of the Corporation shall be allocated proportionately to the holders of the Series AA Preferred Stock and to the holders of the Common Stock, based on the total number of shares of Common Stock that would then be outstanding if the Series AA Preferred Stock were at that time converted to Common Stock as provided below, with the holders of Series AA Preferred Stock to receive in the aggregate a fraction of the total consideration payable in the transaction, such fraction having as its numerator a number equal to the number of shares into which the Series AA Preferred Stock would then convert and having as its denominator the sum of the numerator plus the number of shares of Common Stock then outstanding.  Alternatively, upon the determination of the Corporation’s Board of Directors that the acquiring entity could provide the holders of the Series AA Preferred Stock with a substantially equivalent preferred equity security of the acquiring entity, and at the election of the Corporation’s Board of Directors, and subject to the consent of the holders of Series AA Preferred Stock, they may receive such substantially equivalent preferred equity security in lieu of the consideration described in the immediately preceding sentence.

4.

Voting Rights.

This Certificate of Designation and the Certificate of Incorporation of the Corporation, as amended, shall not be amended to adversely affect the rights of the holders of the Series AA Preferred Stock, including amendments authorizing the issuance of any series of Preferred Stock ranking senior or pari passu to the Series AA Preferred Stock with respect to liquidation preference, redemption rights or dividends, without first obtaining the consent of the holders of a majority of the then outstanding total number of shares of Series AA Preferred Stock. Otherwise, the holders of Series AA Preferred Stock shall not have voting rights.

5.

Conversion.  The holders of the Series AA Preferred Stock shall have conversion rights as follows:

(a)

Right to Convert.  Each share of Series AA Preferred Stock shall be convertible into Common Stock of the Corporation without the payment of any additional consideration by the holder thereof and, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Series AA Preferred Stock.  Each share of Series AA Preferred Stock shall be convertible into the number of fully paid and nonassessable shares of Common Stock which results from dividing (i) the Conversion Value (as hereinafter defined) in effect at the time of conversion by (ii) the Conversion Price (as hereinafter defined) in effect at the time of conversion.  The Conversion Value shall be the value calculated by multiplying the number of shares of Series AA Preferred Stock being converted by 100. From March 30, 2004 until the first anniversary of the Series AA Preferred Stock’s issuance, the Conversion Price of the Series AA Preferred Stock shall be $2.50 (i.e., 10,250 shares of Series AA Preferred Stock will convert into 410,000 shares of Common Stock).  On or after the first anniversary of the Series AA Preferred Stock’s issuance until the second anniversary of such issuance, the Conversion Price of the Series AA Preferred Stock shall be $6.00 (i.e., 10,000 shares of Series AA Preferred Stock will convert into 166,667 shares of Common Stock). On or after the second anniversary of the Series AA Preferred Stock’s issuance, the Conversion Price of the Series AA Preferred stock shall be $7.20 (i.e., 10,000 shares of Series AA Preferred Stock will convert into 138,889 shares of Common Stock).

(b)

Mechanics of Conversion.  Before any holder of Series AA Preferred Stock shall be entitled to convert any shares thereof into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series AA Preferred Stock.  Such holder shall give at least 15 days written notice to the Corporation at such office that he, she or it elects to convert the number of shares of Series AA Preferred Stock specified in such notice.  The Corporation shall, as soon as practicable after its receipt of such notice or after the date of automatic conversion, as the case may be, issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series AA Preferred Stock to be converted and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares on such date.  No fractional shares of Common Stock shall be issued upon conversion of the Series AA Preferred Stock.  In lieu of any fractional shares to which the holder would otherwise be entitled (after aggregating all shares of the Series AA Preferred Stock held by such holder to be converted, such that the maximum number of shares of Common Stock is issued to such holder upon conversion), the Corporation shall pay cash equal to such fraction multiplied by the Conversion Price.

6.

Redemption.

(a)

By Corporation.  The Corporation shall have the right, exercisable at any time upon 15 business days written notice to the holders of any shares of Series AA Preferred Stock, to redeem any outstanding shares of Series AA Preferred Stock for a cash redemption price of $100 per share.  The Corporation shall deposit cash in sufficient amount to fully fund a proposed redemption with a bank or other qualified paying agent who shall be identified in the written notice to the holders of the Series AA Preferred Stock.  The paying agent shall be instructed to hold the funds, without interest, for delivery to the holders upon their presentation to the paying agent of properly endorsed certificates representing the redeemed shares.  The Corporation may exercise its right of redemption under this Section 6(a) at any time during the 15 day notice period referenced in Section 5(b) above, in which case redemption hereunder shall occur in lieu of conversion thereunder.

(b)

By Holder.  Each holder of Series AA Preferred Stock shall have the right, exercisable any time following March 29, 2004, upon written notice delivered to the Corporation, to require the Corporation to redeem an aggregate of 10,250 shares of Series AA Preferred Stock for a cash redemption price of $100 per share.  Additionally, each holder of Series AA Preferred Stock shall have the right, exercisable as of each of the first and second anniversary dates of the issuance of the Series AA Preferred Stock, upon written notice delivered to the Corporation at least 5 business days prior to any of such anniversary dates, to require the Corporation to redeem an aggregate of 10,000 shares of Series AA Preferred Stock per year for a cash redemption price of $100 per share.  Upon receipt of the requisite written notice, the Corporation shall immediately deposit  with a bank or other qualified paying agent who shall be identified in such written notice, cash in sufficient amount to fully fund any such required redemption and, simultaneously, the holders of the Series AA Preferred Stock shall deliver to the Corporation properly endorsed certificates representing the redeemed shares.

(c)

Guaranty of Redemption Payments.  The above redemption payments shall be guaranteed in accordance with the terms set forth in the Asset Purchase, Assignment and License Agreement by and among the Corporation, Atari, Inc. and Chicago West Pullman LLC, dated as of December 31, 2003.  In the event that the Guaranty is unenforceable or the guarantor otherwise does not promptly pay the redemption price to the holders of the Series AA Preferred Stock and the funds of the Corporation legally available for the payment of the redemption price are insufficient to fully pay such amount on such date, the Corporation shall (a) take such action as shall be necessary or appropriate to promptly remove any impediments to its ability to pay such amount in full, including, without limitation, (1) reducing the stated capital of the Corporation or causing a revaluation of the assets of the Corporation, to the extent permissible under applicable law, to create sufficient surplus to make such payment and (2) incurring any indebtedness necessary to make such payment, and (b) in any event, use any funds that are legally available to make such payment to the maximum extent possible to the holders of the Series AA Preferred Stock on a pro rata basis, based upon the aggregate amount owing to each such holder as of the date of redemption.  At any time thereafter, when additional funds of the Corporation are legally available for the payment of an installment of the redemption payment, such funds will immediately be used to make such payment on a pro rata basis, based upon the aggregate amount owing to each such holder as of the redemption date.

(d)

Priority.

The holders of the Series AA Preferred Stock shall be entitled to receive full payment of the above redemption amounts prior and in preference to any redemption payment being made to the holders of any other series of Preferred Stock of the Corporation.

7.

No Impairment.  The Corporation will not through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid, delay, dilute, or otherwise impair the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designation, including but not limited to Sections 5 and  6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and the redemption rights of the holders of Series AA Preferred Stock against impairment.